Aspiriant Trust

Aspiriant Defensive Allocation Fund

Supplement dated November 3, 2022

to the Prospectus and Statement of Additional Information dated August 1, 2022

This supplement updates information in the Prospectus and Statement of Additional Information for the Aspiriant Defensive Allocation Fund (the “Fund”) and should be read in conjunction with those documents.

At a shareholder meeting to be held on January 3, 2023, the Fund’s shareholders of record on November 1, 2022 will be asked to approve the elimination of the Fund’s fundamental investment policy regarding diversification, thereby changing the Fund’s classification from a diversified investment company to a non-diversified investment company under the Investment Company Act of 1940. The elimination of the Fund’s diversification policy would permit greater flexibility in the investment management of the Fund with respect to investments in foreign funds, private funds, and other types of funds, thereby allowing more of the Fund’s portfolio to be invested in such funds and a greater percentage of assets to be invested in any one fund.

To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular issuer held by the Fund may affect its value more than if it invested in a larger number of issuers and the value of the Fund’s shares may be more volatile than the values of shares of more diversified funds. As a fund of funds that invests in various asset classes, however, the Fund invests in various types of underlying funds whose portfolio securities generally are numerous and offer a range of strategies. The change would not affect the Fund’s investment objective or overall investment strategy or risks as the Fund would continue to invest in a broad range of asset classes.

Please retain this supplement for future reference.